Investor Presentation August 5, 2013

Investor Presentation August 5, 2013

Safe Harbor for Forward-Looking Statements

Statements in this presentation regarding the expected 2013 performance of Dealertrack Technologies, Inc., the long-term outlook for its business, and all other statements in this release other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack Technologies to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Factors that might cause such a difference include: economic trends that affect the automotive retail industry or the indirect automotive financing industry including the number of new and used cars sold; reductions in auto dealerships; increased competitive pressure from other industry participants, including Open Dealer Exchange, RouteOne, CUDL, Finance Express and AppOne; the impact of some vendors of software products for automotive dealers making it more difficult for Dealertrack Technologies' customers to use Dealertrack Technologies' solutions and services; security breaches, interruptions, failures and/or other errors involving Dealertrack Technologies' systems or networks; the failure or inability to execute any element of Dealertrack Technologies' business strategy, including selling additional products and services to existing and new customers; Dealertrack Technologies' success in implementing an ERP system; the volatility of Dealertrack Technologies' stock price; new regulations or changes to existing regulations; the integration of recent acquisitions and the expected benefits, as well as the integration and expected benefits of any future acquisitions that Dealertrack Technologies may pursue; Dealertrack Technologies' success in expanding its customer base and product and service offerings, the impact of recent economic trends, and difficulties and increased costs associated with raising additional capital; the impairment of intangible assets, such as trademarks and goodwill; and other risks listed in Dealertrack Technologies' reports filed with the Securities and Exchange Commission (SEC), including its most recent Annual Report on Form 10-K. These filings can be found on Dealertrack Technologies' website at www.Dealertrack.com and the SEC's website at www.sec.gov. Forward-looking statements included herein speak only as of May 08, 2013 and Dealertrack Technologies disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by law.

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3 ▪ Dealertrack Technologies provides intuitive and high-value web-based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry, including dealers, lenders, OEMs, third-party retailers, agents and aftermarket providers ▪ Solutions target a large and growing ~$3 to $4 billion annual market ▪ Dealer technology and dealer management system (“DMS”) ▪ Dealer and OEM on-line advertising ▪ Lender workflow automation and out-sourcing ▪ Subscription solutions for dealers (Software-as-a-Service, “SaaS” business model) ▪ Dealer Management System (“DMS”):Integrated and comprehensive SaaS solutions for running a dealership ▪ Sales and F&I Solutions:Comprehensive SaaS suite of desking, compliance, aftermarket and other critical services ▪ Inventory Solutions:Pricing, merchandising, real-time and mobile SaaS solutions; largest business-to-business auto transport marketplace in the U.S. ▪ Interactive Solutions:Digital marketing, website and mobile applications for Dealers and OEMs ▪ Digital Retailing:Leading interactive digital marketing platform with web, mobile, search, social, video and inventory solutions ▪ Transaction solutions for dealers and lenders ▪ Sales and F&I Solutions:Largest online credit application processing network in the U.S. and Canada ▪ Registration and Titling Services:Vehicle registration and titling services for dealers across all 50 states and electronically in 21 states ▪ Collateral Management Services:Largest vehicle collateral management company in the U.S. and the only one with a comprehensive paper and electronic title solution in all 50 states Company Overview

Dealertrack's Proven Growth Engine


>20 M&A Transactions in the past 11 years
Innovative New Product Launches
Credit Focus
F&I / Compliance / Data Focus
End-End Technology Provider
Workflow & Innovation
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
- WebAlg
- Credit App 1.0
- Desking
- PaymentTrack
- CreditConnection
- eContracting
- dealerAccess
- LeaseLink
- GoBig Menu
- ALG (sold 10/1/11)
- Chrome (JV 1/1/12)
- NADA BookOut
- Website Plus
- IPO
- Launch eMenu
- DealerWire
- DealerWare
- GlobalFax
- DealWatch
- Desking
- SalesMaker
- Arkona
- Curomax
- ASM
- InventoryPro
- AAX
- TradeTracker
- Polk AIC
- triVIN
- eCarlist
- OpenTrack
- Inventory 3.0
- IOS
- Price Driver
- Canada DMS
- CentralDispatch
- ClickMotive
- iCONNECT
- SmartFind
- PaymentDriver
- FinanceDriver

Vision:
Deliver the market leading suite of integrated technologies capable of transforming auto retailing

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5 Dealertrack’s Network Aftermarket providers, accessory providers, OEMs and OpenTrack partners Third Party Integrations Other Information and Service Providers Lenders 1,355 U.S. lenders connected to credit application network Credit bureaus, used car value guides, identity verification services Dealers 20,205 active U.S. auto dealers on Dealertrack Technologies network 18,076 dealers with Dealertrack subscriptions (U.S. & Canada) Reflects business as of March 31, 2013

6 Subscription-Based Solutions Dealer Management Solutions DMS accounting system for dealers that provides easy-to-use tools and data to enhance efficiency. Inventory Solutions Desktop and mobile tools to help manage and merchandise inventory to achieve faster turns and higher profits. Sales and F&I Solutions Streamlines the entire vehicle sales and purchase process, while helping dealers meet legal and regulatory requirements. Interactive & Digital Retailing Solutions Digital marketing and digital retailing solutions enabling dealers to move more of the in-store sales process online.

7 Facilitating Workflow in the Dealership Finance & Insurance (F&I) Sales and F&I Solutions Compliance Solutions Dealer Management Solutions General Management Inventory Solutions Compliance Solutions Dealer Management Solutions Sales Dealer Management Solutions Interactive Solutions Sales and F&I Solutions Inventory Solutions Digital Retailing Solutions Fixed Operations Dealer Management Solutions

8 15.0 20.0 25.0 30.0 35.0 40.0 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Sales ($M) EBT% ▪ Average dealership revenue and profitability is at its highest level in over 15 years ▪ Dealership optimism index is at its highest level since 1994 ▪ High-readiness to invest in marketing and productivity solutions Source: NADA Industry Analysis Division EBT represents Earnings before tax Record Dealership Sales and Profitability Encourages Investment in Technology-enabled Solutions Dealership Financial Performance

9 The Power of Dealertrack’s Subscription Solutions $415 $474 $550 $678 $749 $690 $749 $737 $757 $0 $250 $500 $750 $1,000 2006 2007 2008 2009 2010 2011* 2012** 1Q13 2Q13 Note: All numbers represent end of period. * Excludes impact of ALG and Chrome ** Excludes impact of ALG, Chrome and CentralDispatch Number of Dealers with a Dealertrack Subscription Solution Average Monthly Dealership Spend (as of Last Month in Period) 10,722 13,209 14,342 13,852 13,996 16,003 17,619 17,832 18,076 0 5,000 10,000 15,000 20,000 2006 2007 2008 2009 2010 2011 2012 1Q13 2Q13

10 Transaction-Based Solutions Sales and F&I Solutions Largest online credit application processing network in the U.S. and Canada Processing Solutions Electronic motor vehicle registration, lien and titling, and digital document services

Growing Number of Transactions in Car Buying Process

Dealer	Lender	Lender	Dealer	Lender
			NEW YORK THE EMPIRE STATE	
Verify ID* and pull credit bureau	Submit credit application	Process contract**	Vehicle registration	Title and lien administration
~1 to 2 transactions	~2 to 4 transactions	~1 to 2 transactions	~1 transaction	~1 to 2 transactions
$0.05 to $1.00	$1.50 to $5.00	$2.50 to $5.00	$2.00 to $10.00	$1.50 to $5.00



Processing an increasing number of transactions on a single car sale through Dealertrack's network

* Verification services can either be transaction or subscription revenue.
** Additional contract related transactions can occur based on lenders' participation in digital document services.
Note: Not all cars sold are processed through the Dealertrack Technologies network.
Dollar amounts are illustrative of US pricing and may not reflect actual pricing.

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12 Transaction Revenue Drivers Car Sales Continue to Improve New Car Sales Used Car Sales by Franchised Dealers 16.9 17.0 16.5 16.2 13.2 10.4 11.6 12.8 14.5 15.5 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 (units in millions) TRAK Guidance 16.0 16.5 14.3 14.3 13.2 12.8 12.8 13.8 14.9 15.4 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 (units in millions) The two primary drivers of Dealertrack’s transaction revenue are car sales and consumer credit availability. TRAK Guidance Source: New car sales –Automotive News. Used car sales –CNW Research.

13 Transaction Revenue Drivers Unsustainable Turnover Ratio The turnover ratio, while lower than the peak of 27 years, remains higher than the historical average. We anticipate this ratio will decline over the next several years due to further growth in new car sales. U.S. Fleet Turnover

14 Transaction Revenue Drivers Used Car Supply Will Grow Used Car Supply: Industry History and Trends 23.0 23.6 23.8 23.8 24.0 24.0 24.1 23.7 22.9 22.1 20.8 18.8 18.3 18.0 18.5 19.2 20.6 21.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 (units in millions) Source: ALG TrueCar. Data represents used market vehicles aged seven years or less.

15 0.60 0.65 0.70 0.75 0.80 0.85 0.90 0.95 1.00 J a n - 0 8 A p r - 0 8 J u l - 0 8 O c t - 0 8 J a n - 0 9 A p r - 0 9 J u l - 0 9 O c t - 0 9 J a n - 1 0 A p r - 1 0 J u l - 1 0 O c t - 1 0 J a n - 1 1 A p r - 1 1 J u l - 1 1 S e p - 1 1 D e c - 1 1 M a r - 1 2 J u n - 1 2 S e p - 1 2 D e c - 1 2 M a r - 1 3 J u n - 1 3 Peak-to-trough submissions per unique applicant processed on Dealertrack’s network declined 33% during the credit crisis. Since then, submissions per unique applicant have been rising although they are still below 2008 levels. Source: New car sales –Automotive News. Used car sales –CNW Research. Today: 0.85 Trough, July 2009: 0.67 Transaction Revenue Drivers Increasing Application Submissions Monthly Submissions per Applicant for New and Used Cars

16 Source: CNW Marketing Research. During the credit crisis, auto loan application approval rates fell significantly but have been rebounding since 2010. Approval rates for prime and near-prime borrowers are back to pre-credit crisis levels. 0% 20% 40% 60% 80% 100% Jan-07 May-08 Sep-09 Feb-11 Jun-12 750+ Prime 620-749 Near-Prime 619-Sub-Prime 96.3% 88.4% 14.7% Transaction Revenue Drivers Credit Approval Trends Improving Auto Loan Application Approval Rates

17 224 199 179 158 134 124 120 118 130 138 139 140 152 158 161 165 172 178 179 175 182 184 578 1,355 10.0 9.2 8.5 8.0 7.1 6.9 7.0 7.1 7.6 8.1 8.2 8.3 8.8 8.9 9.2 9.4 9.4 9.5 9.4 9.2 9.1 9.1 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q 10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 LDRs Lenders Avg # of lenders per dealer During the credit crisis, the number of LDRs* declined significantly due to dealership closure/consolidation and lenders exiting indirect auto lending. This metric has risen as credit has improved, dealership closures have abated and lenders have deployed more capital into auto lending. * Each lender to dealer relationship (LDR) represents a pair between an active U.S. lender and an active U.S. dealer on the Dealertracknetwork. ** Active lenders per dealer defined as LDRs divided by active U.S. dealers Transaction Revenue Drivers Lender to Dealer Relationships Growing Dealertrack Technologies U.S. Lender to Dealer Relationships (in 000s)

18 100 1,000 10,000 100,000 1,000,000 1 9 8 5 1 9 8 6 1 9 8 7 1 9 8 8 1 9 8 9 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Auto Credit Cards Home Equity ($ in millions) Auto loan asset-backed securities (ABS) issuance is at its highest level since 2007 and continues to improve. Source: SIFMA US Asset-Backed Securities Issuance Transaction Revenue Drivers Auto ABS Issuance is Strengthening Consumer Credit Trends

19 22,147 22,043 19,652 16,690 16,829 17,543 19,067 20,041 20,205 370 536 733 823 970 1,120 1,261 1,291 1,355 0 200 400 600 800 1,000 1,200 1,400 1,600 0 5,000 10,000 15,000 20,000 25,000 2006 2007 2008 2009 2010 2011 2012 1Q13 2Q13 Active Dealers Lenders Active Dealers and Lenders in Dealertrack’s U.S. Network Note: Numbers represent end of period. Number of Transactions (in millions) 71.5 90.9 79.7 51.4 49.4 74.5 87.8 24.1 26.2 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 2011 2012 1Q13 2Q13 The Power of Dealertrack’s Network Growth in Dealers, Lenders and # of Transactions

20 Dealertrack’s Core Growth Strategy •New lender relationships •New subscribing dealer relationships Additional Market Share Gains •Providing a comprehensive suite of solutions makes marketing and cross-selling easier •Increases stickiness of customer relationships •Better facilitates end-to-end workflow solutions Greater Wallet Share of Existing Customers •Innovate new features, functions and integration for products •Add value to subscription products to improve dealership efficiency and profitability •Enhance core credit application functionality New Products and Services •Acquire complementary technologies and services to increase operating leverage •Leverage Dealertrack’s networks for distribution of new products and services Strategic Acquisitions

21 ▪ Fourteenth consecutive quarters of year-over-year revenue growth ▪ Transaction revenue growth outpacing car sales growth ▪ Significant component of total revenue (over 35%) from recurring subscription services ▪ Strong subscription renewal rates (over 85%) ▪ Operating leverage drives further margin potential ▪ Increasing profits while reinvesting in future growth opportunities ▪ Proven acquisition strategy complements organic growth Financial Highlights

22 Strong Revenue Growth $48.5 $50.4 $47.5 $54.1 $57.5 $58.8 $54.6 $61.4 $71.6 $34.7 $39.3 $38.8 $33.3 $33.9 $35.7 $42.2 $42.8 $44.6 $5.8 $6.1 $4.9 $4.2 $5.0 $4.6 $5.0 $4.9 $5.5 19.1 19.8 18.8 21.8 22.6 22.7 20.8 24.1 26.2 0 15 30 45 60 $0 $20 $40 $60 $80 $100 $120 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 Other Revenue Subscription Revenue Transaction Revenue # Transactions $91.6 $91.3 $101.8 $89.1 $95.8 $109.1 $96.4 $99.1 Annual Revenue Quarterly Revenue ($ and transactions in millions) $112.7 $147.3 $132.4 $94.4 $102.0 $184.9 $225.0 $53.4 $75.1 $94.7 $114.9 $123.5 $146.6 $145.1 $7.2 $11.4 $15.6 $16.3 $18.3 $21.8 $18.7 71.5 90.9 79.7 51.4 49.4 74.5 87.8 0 60 120 180 240 $0 $100 $200 $300 $400 2006 2007 2008 2009 2010 2011 2012 Other Revenue Subscription Revenue Transaction Revenue # Transactions $173.3 $233.8 $242.7 $225.6 $243.8 $353.3 $388.8 Note: Numbers may not add due to rounding. $121.8

23 $77.2 $61.9 $47.5 $53.3 $85.9 $97.3 33.0% 25.5% 21.1% 21.9% 24.3% 25.0% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 Adj. EBITDA Adj. EBITDA Margin $15.5 $24.3 $25.8 $20.3 $19.4 $25.0 $27.0 $25.8 $24.2 $32.8 20.1% 27.3% 26.9% 22.3% 21.2% 26.0% 27.3% 25.3% 22.2% 27.0% 0% 10% 20% 30% 40% 50% $0 $5 $10 $15 $20 $25 $30 $35 $40 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 Adj. EBITDA Adj. EBITDA Margin $56.9 $61.5 $45.5 $34.1 $64.9 $70.7 24.3% 25.3% 20.2% 14.0% 18.4% 18.2% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 Cash Flow from Operations Operating Cash Flow Margin $44.3 $34.7 $20.0 $21.9 $43.4 $49.1 $0 $15 $30 $45 $60 2007 2008 2009 2010 2011 2012 ($ in millions)($ in millions) Strong Adj. EBITDA and Cash Flow Trends Annual Adj. EBITDA and Margin Annual Cash Flow from Operations Quarterly Adj. EBITDA and Margin Annual Adjusted Net Income ($ in millions) ($ in millions)

24 ▪ Leading provider of web-based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry ▪ Most comprehensive suite of solutions in industry ▪ Attractive $3 to $4 billion market size provides opportunity for long-term growth ▪ Consistent track record of growth and profitability ▪ Double-digit revenue growth driven by organic and acquisition opportunities ▪ Predictable business model with significant recurring revenue ▪ Seasoned management team with extensive industry experience Investment Highlights

Appendix

26 Other niche players (Compliance / Menu / Desking) Other niche players Selected Competitive Landscape Note: Selected list may not include all competitors DMS / Sales Subscription Products Credit Application Network Vehicle Registration / Title Management Inventory Management Solutions Interactive Solutions (Websites)

27 The recession and OEM bankruptcies resulted in franchised dealership closures and consolidation. We believe the level of U.S. auto dealerships has stabilized after decreasing from 2007 to 2012. 21,725 21,650 21,640 21,495 21,200 20,770 20,010 18,460 17,700 17,540 17,635 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Number of Franchised Auto Dealerships Source: NADA. Number of dealerships as of January 1 each year. Number of Franchised Auto Dealerships

Acquisition of 1st Auto Transport Directory

Dealertrack purchased 1st Auto Transport Directory on 8/1/12 for approximately $74 million

- Provider of SaaS solutions designed to simplify automobile transportation
- Expected to be fully integrated by end of 2013
- 1st Auto's revenue is substantially subscription-based with three distinct solutions

DEALERS BROKERS & CARRIERS

CentralDispatch.com

- Market leader in vehicle auto transportation with B2B online marketplace
  - Subscription based network that allows shippers (dealers) to post and carriers to search for vehicles with the click of a button
  - Has established a critical mass with over 13,000 subscribers
- Ties directly into Inventory solution workflow
- Dealertrack can leverage its distribution channels to increase dealer penetration
- Allows Dealertrack to tap new customer segments
- Fits within Dealertrack's SaaS technology focus
- Estimated addressable subscriber base of over 50,000

An efficient online marketplace that enables vehicle shippers to easily connect with car carriers. Positions Dealertrack long-term to provide a compelling end-to-end inventory offering.

BROKERS

jTracker

- Per-seat suite of CRM and lead management tools with direct integration into CentralDispatch (CD)
- Potential cross-selling opportunity for new client base: auto transportation brokers
- Brokers are high volume users of CD, making both jTracker and CentralDispatch more 'sticky'

Provides brokers with a comprehensive CRM solution for auto transportation enabling them to effectively manage leads, quotes, orders, payments and dispatches.

CONSUMERS

MoveCars.com

- Leading directory listing platform for auto shipping
- Serves customers throughout US & Canada for both domestic and overseas shipping
- Revenue generated through advertising and priority listings

A premier online directory of auto transporters that allows consumers to easily locate and engage shippers. Provides Dealertrack with a channel to reach the consumer market.

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Acquisition of ClickMotive

Dealertrack Acquired ClickMotive for ~$49 million on 10/1/12
- Provider of SaaS solutions for managing automotive digital marketing
- Award-winning platform powers dealership Internet departments
- Strong mix of customers including OEM, auto groups & franchised dealers
- Sellers can earn additional consideration of up to $4.5 million in 2014 subject to achieving certain 2013 performance targets

CLICKMOTIVE



Web | Mobile | SEM | SEO | Social | Reviews

ClickMotive is a Leading Comprehensive Digital Marketing Platform
- Websites: Market-leader in high-converting dealer websites powered by a centralized digital marketing platform
- Mobile: Top-ranked mobile websites featuring inventory, images, pricing, content, lead tracking and custom designs
- SEM: High-converting search engine marketing services including keyword generators, bid management & campaign tools
- SEO: Professional white-hat search engine optimization services including keyword analysis, content authoring & reporting
- Social: Turn-key social media websites featuring synchronized inventory content with dealer websites & mobile websites
- Reviews: Tracking, training, analysis & reporting for online reviews and reputation management across review websites

ClickMotive Has Critical Customer Mass With Over 3,000 Automotive Dealerships
- Platform can be tailored for use by OEMs, regional ad associations, auto groups and individual dealerships
- Endorsed as the preferred website provider by multiple OEMs and several of the nation's largest auto groups
- ClickMotive's software platform is proven to be scalable and flexible for the largest automotive customers

Clear Benefits for Dealertrack
- Leverages Dealertrack Technologies existing sales and marketing channels across all customer segments
- Potential cross-selling, up-selling and product bundling opportunities with little overlap
- Capitalizes on industry shift from traditional automotive transactions to digital retailing transactions
- Building center of excellence in Dallas area (ClickMotive and Dealertrack's eCarList / AAX teams in Dallas, TX area)

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30 American Honda Financial Corporation (AHFC) Partnership Increases Available Market Size by 800 bps* 55% 12% 34% Available to DT Exclusive to DT Not Available to DT 55% 20% 26% Available to DT Exclusive to DT Not Available to DT Top 40 lenders (financing sources) account for approximately 85% of total new vehicle financing in US during 2012 Without AHFC With AHFC* * AHFC expected to be available on Dealertrack solutions in Q4’13

31 Car Sales Seasonality Used Car Sales Jan Feb Mar Apr May Jun Jul Aug Sep Oct 500 750 1,000 1,250 1,500 1,750 J a n F e b M a r A p r M a y J u n J u l A u g S e p O c t N o v D e c 2009 2010 2011 2012 2013 500 750 1,000 1,250 1,500 1,750 2,000 J a n F e b M a r A p r M a y J u n J u l A u g S e p O c t N o v D e c 2009 2010 2011 2012 2013 Monthly New Car Sales Monthly Used Car Sales (Franchised) Source: New car sales data from Automotive News; used car sales data from CNW Marketing Research. (in 000s) (in 000s)

32 New and Used Car Sales 2013 Growth 2Q12 3Q12 4Q12 1Q13 Apr-13 May-13 Jun-13 2Q13 Y/Y Q/Q SAAR 1 14,067 14,500 15,103 15,297 15,190 15,450 15,910 15,517 10.3% 1.4% Actual Units 1 3,805 3,628 3,592 3,689 1,285 1,443 1,403 4,132 8.6% 12.0% Fleet 2 804 612 576 790 253 266 284 803 (0.0%) 1.7% Retail 3,001 3,016 3,016 2,898 1,032 1,177 1,119 3,329 10.9% 14.8% Financed 3 2,502 2,527 2,518 2,433 884 1,020 917 2,820 12.7% 15.9% Cash 4 499 489 462 465 149 157 202 508 1.7% 9.2% Actual Units 5 4,612 4,613 3,413 2,665 1,348 1,543 1,741 4,633 0.5% 73.8% USED Financed 5 2,712 2,789 2,137 1,774 897 1,033 1,166 3,096 14.2% 74.5% Cash 5 1,900 1,824 1,276 890 451 510 575 1,536 (19.1%) 72.6% Actual Units 8,416 8,241 7,005 6,353 2,634 2,986 3,144 8,765 4.1% 38.0% Retail Units 7,613 7,629 6,430 5,563 2,380 2,720 2,860 7,961 4.6% 43.1% TOTAL Fleet 804 612 576 790 253 266 284 803 (0.0%) 1.7% Financed 5,214 5,316 4,655 4,208 1,781 2,053 2,083 5,917 13.5% 40.6% Cash 2,399 2,313 1,775 1,356 599 668 777 2,044 (14.8%) 50.8% NEW (1) Source: Automotive News (2) Source: JD Power (3) Estimated (4) Source: AutoCount (5) Source: CNW Marketing Research US -New and Used Car Sales (in 000s)

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures

Adjusted EBITDA Reconciliation

($ millions)	2009	2010	2011	2012	1Q13	2Q13
Net income (loss)	($4.3)	($27.8)	$65.1	$20.5	($0.0)	$3.8
Interest income	(1.1)	(0.5)	(0.3)	(0.7)	(0.1)	(0.1)
Interest expense - cash	0.2	0.2	0.9	3.4	1.1	1.0
Interest expense - non-cash				7.4	2.3	2.4
Provision for (benefit from) income tax	(3.5)	30.6	(2.4)	12.2	(1.2)	1.9
Depreciation of property and equipment and amortization of capitalized software and website costs	14.7	17.3	21.0	23.3	6.6	7.2
Amortization of acquired identifiable intangibles	20.3	19.4	29.7	28.3	7.3	7.8
EBITDA	**$26.3**	**$39.2**	**$114.0**	**$94.4**	**$15.9**	**$23.9**
Gain on disposal of subsidiary and sale of other assets	-	-	(47.3)	(33.2)	-	
Restructuring, integration and other related costs	6.7	-	1.2	1.5	0.8	1.6
Acquisition-related and other professional fees	2.4	1.9	4.8	2.7	0.5	0.6
Change in fair value of warrants	-	-	(1.0)	6.3	-	
Acquisition related consideration changes and compensation	1.0	-	(1.1)	1.8	0.0	0.6
Rebranding expense	-	-	-	1.9	1.6	0.3
Amortization of equity method investment basis difference	-	-	-	4.0	0.7	0.7
Realized (gain) loss on securities	(1.4)	(0.6)	(0.4)	-	-	
Reversal of pre-acquisition accrued contingency	(0.6)	-	-	-	-	
Contra-revenue	-	1.6	4.2	4.2	1.4	1.4
Adjusted EBITDA – Previous presentation (non-GAAP)	**$34.4**	**$42.1**	**$74.4**	**$83.7**	**$20.9**	**$29.0**
Stock-based Compensation	13.1	11.2	11.5	13.6	3.3	3.9
Adjusted EBITDA (non-GAAP)	**$47.5**	**$53.3**	**$85.9**	**$97.3**	**$24.2**	**$32.8**

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dealertrack technologies.

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures (cont.)

Adjusted Net Income Reconciliation

($ millions)	2009	2010	2011	2012	1Q13	2Q13
Net income (loss)	($4.3)	($27.8)	$65.1	$20.5	($0.0)	$3.8
Deferred tax asset valuation allowance (non-taxable)	-	28.4	(25.1)		-	-
Amended state tax returns – benefits (non-taxable)	(1.1)	0.1	(0.2)		0.1	-
Stock-based compensation expense (excluding restructuring costs)	13.1	11.2	11.5	13.6	3.3	3.9
Integration and other related costs (including stock-based compensation)	-	-	1.2	1.6	0.8	1.8
Amortization of acquired identifiable intangibles	20.3	19.4	29.7	28.3	7.3	7.8
Restructuring costs (including stock-based compensation)	6.7	-	-		-	-
Acquisition-related and other non-recurring professional fees	2.4	1.9	4.7	2.7	0.5	0.6
Realized (gain) on securities (non-taxable)	(1.4)	(0.6)	(0.4)		-	-
Gain on sale or disposal of subsidiary	-	-	(47.3)	(33.2)	-	-
Reversal of pre-acquisition accrued contingency (non-taxable)	(0.6)	-	-		-	-
Change in fair value of warrents	-	-	(1.0)	6.3	-	-
Acquisition related earn-out compensation expense, net	1.0	-	(1.1)	1.8	0.0	0.6
Contra-revenue	-	1.6	4.2	4.2	1.4	1.4
Interest expense - non-cash (not tax impacted)	-	-	-	7.4	2.3	2.4
Amortization of equity method investment basis difference	-	-	-	4.0	0.7	0.7
Accelerated depreciation of certain technology assets	-	-	-	1.0	-	-
Rebranding expense	-	-	-	1.9	1.6	0.3
Tax impact of adjustments	(16.1)	(12.3)	2.1	(11.1)	(5.9)	(6.4)
Adjusted Net Income (non-GAAP)	**$20.0**	**$21.9**	**$43.4**	**$49.1**	**$12.0**	**$16.7**

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dealertrack technologies.

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures by Income Statement Category

DEALERTRACK TECHNOLOGIES, INC.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2013	Ref	Three Months Ended June 30, 2012
GAAP net income	$ 3,839		$ 5,925
Adjustments:			
Interest expense - non-cash (not tax-impacted)	2,364	E	2,220
Amortization of acquired identifiable intangibles	7,759	1	6,653
Stock-based compensation	3,855	2	3,382
Contra-revenue	1,381	A	996
Gain on sale of other assets	-	G	(5,500)
Acquisition-related and other professional fees	573	D	538
Acquisition-related contingent consideration changes and compensation expense, net	594	3	(220)
Integration and other related costs	1,810	4	221
Rebranding expense	265	D	284
Amortization of equity method investment basis	706	H	996
Accelerated depreciation of certain technology assets	-	D	929
Change in fair value of warrant	-	F	1000
Tax impact of adjustments	(6,444)	I	(3,710)
Adjusted net income (non-GAAP)	$ 16,702		$ 13,714
Additional classification details:			
Amortization of acquired identifiable intangibles	$ 7,759	1	$ 6,653
Revenue	13	A	72
Cost of revenue	7,746	B	6,581
Stock-based compensation	$ 3,855	2	$ 3,382
Cost of revenue	786	B	590
Product development	195	C	206
Selling, general and administrative	2,874	D	2,586
Acquisition-related contingent consideration changes and compensation expense, net	$ 594	3	$ (220)
Cost of revenue	73	B	-
Product development	19	C	-
Selling, general and administrative	502	D	(220)
Integration and other related costs	$ 1,810	4	$ 221
Cost of revenue	1,077	B	-
Product development	39	C	-
Selling, general and administrative	694	D	221
Depreciation and amortization	$ 6,922	L	$ 5,366
Cost of revenue	5,534		4,129
Product development	140		97
Selling, general and administrative	1,491		2,069
Accelerated depreciation of certain assets	(243)		(929)

DEALERTRACK TECHNOLOGIES, INC.
Proforma Reconciliation of GAAP Net Income to Non-GAAP Measures
(Dollars in thousands)
(Unaudited)

Three Months Ended June 30, 2013	GAAP As Reported Net Income	Ref	Adjustments	Non-GAAP Adjusted Net Income	Ref
Net revenue	$ 121,782	A	1,394	$ 123,176	
Cost of revenue	67,587	B	(9,682)	57,905	
Product development	4,064	C	(253)	3,811	
Selling, general and administrative	42,502	D	(4,908)	37,594	
Total operating expenses	114,153		(14,843)	99,310	
Income from operations	7,629		16,237	23,866	
Interest expense, net	(3,228)	E	2,364	(864)	J
Other income, net	62	F	-	62	
Gain on sale of other assets	-	G	-	-	
Earnings from equity method investment, net	1,279	H	706	1,985	
Income before provision for income taxes, net	5,742		19,307	25,049	
Provision for income taxes, net	(1,903)	I	(6,444)	(8,347)	K
Net income	$ 3,839		$ 12,863	$ 16,702	
EBITDA Adjustments:					
Depreciation and amortization				$ 6,922	L
Interest expense, net				864	J
Provision for income taxes, net				8,347	K
Adjusted EBITDA				$ 32,835	

Three Months Ended June 30, 2012	GAAP As Reported Net Income	Ref	Adjustments	Non-GAAP Adjusted Net Income	Ref
Net revenue	$ 96,396	A	1,068	$ 97,464	
Cost of revenue	53,712	B	(7,171)	46,541	
Product development	2,944	C	(206)	2,738	
Selling, general and administrative	34,067	D	(4,338)	29,729	
Total operating expenses	90,723		(11,715)	79,008	
Income from operations	5,673		12,783	18,456	
Interest expense, net	(3,024)	E	2,220	(804)	J
Other expense, net	(926)	F	1,000	74	
Gain on sale of other assets	5,500	G	(5,500)	-	
Earnings from equity method investment, net	145	H	996	1,141	
Income before provision for income taxes, net	7,368		11,499	18,867	
Provision for income taxes, net	(1,443)	I	(3,710)	(5,153)	K
Net income	$ 5,925		$ 7,789	$ 13,714	
EBITDA Adjustments:					
Depreciation and amortization				$ 5,366	L
Interest expense, net				804	J
Provision for income taxes, net				5,153	K
Adjusted EBITDA				$ 25,037	

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dealertrack technologies.

Revenue Adjusted for Divestitures and Acquisitions

($ in millions)

Year over Year Comparison

Y/Y Comparison	3 Months Ended June 30, 2012			3 Months Ended June 30, 2013		
	DealerTrack	Divestitures		DealerTrack	Acquisitions	
	As Reported	Adj'ments [1]	Adjusted	As Reported	Adj'ments [1]	Adjusted
Transaction Revenue	$57.5	$0.0	$57.5	$71.6	($2.1)	$69.5
Subscription Revenue	$33.9	$0.0	$33.9	44.6	($6.8)	37.8
Other Revenue	$5.0	$0.0	$5.0	5.5	($0.0)	5.5
Total Revenue	$96.4	$0.0	$96.4	$121.8	($8.9)	$112.8

Growth, Y/Y	As Reported '13 vs Adjusted '12	As Reported vs As Reported	Organic Growth
Transaction Revenue	24.6%	24.6%	20.9%
Subscription Revenue	31.5%	31.5%	11.5%
Other Revenue	10.9%	10.9%	10.8%
Total Revenue	26.3%	26.3%	17.1%

($ in millions)

Sequential Quarterly Comparison

Q/Q Comparison	3 Months Ended March 31, 2013			3 Months Ended June 30, 2013		
	DealerTrack	Divestitures		DealerTrack	Acquisitions	
	As Reported	Adj'ments [1]	Adjusted	As Reported	Adj'ments [1]	Adjusted
Transaction Revenue	$61.4	$0.0	$61.4	$71.6	($2.1)	$69.5
Subscription Revenue	$42.8	0.0	42.8	44.6		44.6
Other Revenue	$4.9	0.0	4.9	5.5	(0.0)	5.5
Total Revenue	$109.1	$0.0	$109.1	$121.8	($2.1)	$119.6

Growth, Q/Q	As Reported '13 vs Adjusted '12	As Reported vs As Reported	Organic Growth
Transaction Revenue	16.8%	16.8%	13.3%
Subscription Revenue	4.3%	4.3%	4.3%
Other Revenue	12.2%	12.2%	12.1%
Total Revenue	11.7%	11.7%	9.7%

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dealertrack technologies.

2013 Full Year Earnings Guidance and Assumptions

Guidance Measure	Range	Comment
Revenue	$464.0-$468.0 million	Net of approximately $5 million contra revenue.
GAAP Net Income	$10.0-$12.0 million	
GAAP Net Income per Share (Diluted)	$0.22-$0.27	
Adjusted EBITDA	$115.0-$118.0 million	
Adjusted Net Income (ANI)	$57.0-$59.0 million	
ANI per Share (Diluted)	$1.26-$1.31	
Capital Expenditures	$47.0 million	Includes costs related to AHFC, Casey and Casey, and additional office moves

Guidance Assumption	Assumption	Comment
New Car Sales by Franchise Dealers	15.5 million units	
Used Car Sales by Franchise Dealers	15.4 million units	
Weighted Average Shares Outstanding (Diluted)	45.2 million	
Non-recurring Costs Addbacks for Non-GAAP Measures	$4.0 million	Includes certain professional fees, integration and other related cost, acquisition related compensation expense, rebranding and fair value adjustments.
Effective Tax Rate on Add-backs for Non-GAAP Measures	37%	

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dealertrack technologies.